Exhibit 99.2 On advancing the next wave of FOCUSED medicine for inflammatory diseases MAY 2024 ©2024 THIRD HARMONIC BIO

Forward Looking Statements This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning the anticipated profile, efficacy and target indications of THB335, the expected timing of clinical trials of THB335 and the expected development and timeline for clinical and non-clinical studies of THB335 candidate. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. These forward-looking statements are contained throughout this presentation. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Although we believe that these forward- looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements. Factors that may materially affect such forward-looking statements include: our limited operating history and that we have not completed any clinical trials beyond Phase 1 and have not had any product candidates approved for commercial sale; our significant net losses incurred since inception and the likelihood of incurring additional losses for the foreseeable future; our need for substantial additional funding; the early stage of development of our programs and the possibility they may fail in development; our future performance is substantially dependent on our ability to identify and develop future product candidates; legal and regulatory risks; and intellectual property-related risks, among others. Additional risks and uncertainties that could affect our financial results and business are more fully described under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended March 31, 2024, filed with the SEC on May 15, 2024, and our other SEC filings, which are available on the Investor & Media page of our website at https://ir.thirdharmonicbio.com/ and on the SEC’s website at www.sec.gov. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this presentation. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Recent Highlights • THB335 U.S. IND cleared; Phase 1 SAD/MAD trial underway with results expected in 1H’25 • Appointed Chris Dinsmore, Ph.D., to Chief Scientific Officer, Dennis Dean, Ph.D., to Chief Non-Clinical Development Officer and promoted Jennifer Dittman to Chief Development Operations Officer • Planning rapid advancement to robust Phase 2 study in CSU to support accelerated path to registration studies • Planned expansion into additional mast-cell mediated inflammatory disorders at Phase 2, including severe asthma • Next-generation medicinal chemistry efforts continue to support “pipeline-in-a-target” potential • Cash and cash equivalents of $262.8M as of March 31, 2024 3

THRD: Focused on KIT to Treat Mast Cell-Mediated Inflammatory Diseases LARGE ESTABLISHED KIT: A NOVEL, MARKETS WITH HIGH CLINICALLY VALIDATED “PIPELINE-IN-A-TARGET” CLINICAL CANDIDATE: UNMET NEED TARGET THB335 POTENTIAL Millions of patients living Clinical validation of KIT Highly selective, oral small Developing a franchise of KIT with severe mast cell-mediated as potentially transformative target for molecule with potential to optimize inhibitors as potential treatment diseases; high residual need despite mast cell-mediated diseases therapeutic index and offer patient options for a range of dermal, multiple approved products convenience over injectables airway, and GI inflammatory diseases 4

High Disease Burden in Chronic Spontaneous Urticaria

A severe, yet undertreated dermal inflammatory condition

> "Out there, it's a horrible world for urticaria patients"[1]





- **Prevalence:** More than 1.5 million patients or 0.5-1% point prevalence; ~70-80% female, mean age ~46 years
- **Disease impact:** CSU severely impairs quality of life, causes significant physical discomfort and emotional distress, including anxiety, depression, insomnia and social isolation
- **Limited treatment options:** Oral anti-histamines effective in only ~50% of patients; single biologic therapy approved for second-line use
- **New treatment options** are imperative to driving disease awareness, diagnosis and treatment

Third Harmonic Bio

[1]Marcus Mauer MD, LifeSci Immunology and Inflammation Day, May 10, 2022

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KIT is the Master Regulator of Mast Cell Function and Survival

Oral small molecule approach to KIT offers multiple potential therapeutic advantages

KIT

- Targeting mast cell vs specific activating pathways or downstream mediators provides broad approach to addressing disease symptoms
- Emerging clinical validation for potential best-in-disease efficacy in CSU

INTRACELLULAR SMALL MOLECULE INHIBITION

- Potential for therapeutic index optimization
- Patient and medical practice convenience
- Avoids risk of mAb-mediated mast cell activation/anaphylaxis



SCF dimer
KIT receptor
Cytokines
Dimerization
Allergen
IgE
Other stimuli
P
THB335
(KIT inhibitor)
KIT inhibitor reduces mast cell proliferation, differentiation, and survival
KIT inhibitor reduces mast cell degranulation

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Early Clinical Proof-Of-Concept Demonstrated With THB001 Discontinued cold inducible urticaria study results 1 THB001 MEAN TEMPTEST AND SERUM TRYPTASE CLINICAL RESPONSES GENERATED AT LOWEST TempTest (°Celsius) Serum Tryptase (µg/L) 30 6 PLANNED DOSE 25 5 • Rapid tryptase reduction: -83% mean change from 20 4 baseline by week 1 15 3 • Strong correlation between serum tryptase 10 2 reduction and clinical response 5 1 LLOQ Complete response • 4/5 patients achieved clinical response (2 CRs, 2 Baseline Week 1 Week 2 Week 4 Week 6 Week 8 Week 10 Week 12 EOT PRs) despite early termination of study Study Week 1 THB001 MEAN ANC BY VISIT 6000 SAFETY SUMMARY 5500 5000 4500 • No serious or severe adverse events (AEs) 4000 3500 • Two moderate AEs of transaminitis which 3000 2500 resolved at weeks 17 and 25 of follow-up 2000 1500 1000 • All other AEs were mild, reversible, and consistent Baseline Week 1 Week 2 Week 4 Week 6 Week 8 Week 10 Week 12 EOT with KIT biology Study Week 1 Data are mean +/- SE ANC = absolute neutrophil count; CR = complete response; EOT = end of treatment; LLOQ = lower limit of quantitation; PR = partial response 7 Note: Individual subject data available in appendix Neutrophils abs. (/cmm)

THB001 Showed Evidence of Reactive Metabolite Formation

Mechanistic studies provide potential basis for observed transaminitis


THB001
Reactive metabolite
"Detoxification" pathway
(+)
Diol
GSH adduct
Oxidative stress
Protein adducts
LIVER DAMAGE

[14C] THB001 COVALENT PROTEIN ADDUCT FORMATION IN HUMAN LIVER MICROSOMES IS REDUCED IN THE PRESENCE OF GSH OR CYP INHIBITION


p<0.05
140
120
100
80
60
40
20
0
Covalent Protein Adduct
(pmol/mg equivalent)
Literature cut-off[1]
Diclofenac
THB001
THB001+GSH
THB001+ABT
POSITIVE CONTROL
RELATIVE METABOLITE SCAVENGER
CYP INHIBITOR

Third Harmonic Bio

CYP = cytochrome P450; GSH = glutathione

[1] Published literature cut-off: Evans D.C. et al. *Chem Res Toxicol* 2004

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THB335: A Next-Generation, Potent, and Highly Selective Wild-Type KIT Inhibitor U.S. IND cleared with Phase 1 trial underway • Low nanomolar KIT potency with excellent kinome selectivity in biochemical and cell-based assays • Peripherally restricted biodistribution • Structural and metabolic improvements vs THB001 to address DILI risk THB335 • Favorable nonclinical pharmacokinetic profile, including high oral bioavailability, Product Profile metabolic stability, and long circulating half-life • No off-target toxicology findings in IND-enabling studies, consistent with THB001 experience through chronic studies in rodent and non-rodent species • New composition of matter IP; base patent term through 2043 DILI = drug-induced liver injury 9

THB335 In Vitro Pharmacology Overview

Potent, selective, reversible KIT kinase inhibitor

DiscoverX KinomeSCAN @ 1μM



TKL
TK
STE
CK1
KIT
OTHER
AGC
CMGC
CAMK
Percent Control
0%
0.1%
0.1-1%
1-5%
5-10%
10-35%
> 35%

	BIOCHEMICAL		CELLULAR
Kinase Target	K_D (nM)	HTRF KIT IC_{50} (nM)	Multiple (nM)
KIT	1.5	16.1	5.0[1] – 7.9[2]
CSF1R	33	56	>3000[3] – >10000[2]
PDGFRα	NT	2710	NT
PDGFRβ	34	737	>3000[4]
ABL1	NT	NT	>10000[2]
DDR1	NT	NT	7800[2]
FLT3	>1000	NT	NT

[1] M-07e pKIT IC_{50} (KIT)
[2] HEK293 nanoBRET EC_{50} (KIT, CSF1R, ABL1, DDR1)
[3] M-NFS-60 EC_{50} (CSF1R)
[4] A10 EC_{50} (PDGFRβ)

Third Harmonic Bio

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THB335 is Metabolically Distinct from THB001

Next-generation structural modifications functionally block the site of reactive metabolite formation

- Diol formed via a reactive epoxide identified as major metabolite of THB001
  - GSH adduct formation associated with detoxification pathways
- Next-generation structural modifications functionally block the reactive metabolic pathway
  - No evidence of diol or GSH adduct formation across species and test systems

			THB001		THB732[1]		THB335	
SYSTEM	SPECIES	ASSAY	GSH	Diol	GSH	Diol	GSH	Diol
In vitro	human	human liver microsomes	+	+	–	–	NT	–
	rat	plasma	+	+	–	–	–	–
In vivo	dog	plasma	+	+	–	–	–	–
	human	plasma	+	+				


MASS SPEC EXTRACTION ION CHROMATOGRAMS
Human Liver Microsomes
THB001
Diol major metabolite
19.21
24.11
26.93
27.13
31.88
5.00
10.00
15.00
20.00
25.00
30.00
35.00
THB335
No Diol Detected
Relative abundance
7.73
8.35
8.71
9.23
9.82
10.16
10.52

[1] THB732 is a next-generation tool compound with high structural similarity to THB335

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Next-Gen is Phenotypically Distinct from THB001 in Human Hepatocyte Culture

No evidence for induction of oxidative stress pathways with next-generation analog of THB335



SPHEROID MODEL
Primary human hepatocytes co-cultured with Kupffer and endothelial cells to replicate physiologic liver functions (e.g., drug metabolism, cytokine responses)

↓

21-DAY DRUG TREATMENT
At 100% and 90% cell viability concentrations

↓

TRANSCRIPTOMIC ANALYSIS
Assess changes in gene sets[1,5] associated with detoxification and oxidative stress vs control

BULK RNA SEQ ANALYSIS VS VEHICLE CONTROL AT DAY 21


Detoxification Signals[1]
Xenobiotic Metabolism[2]
Liver Detoxification Ph I_II_III[3]
Biological Oxidations[2]
CYP450 Arranged by Substrate[2]
Ph I Function of Compounds[2]
PhII Conjugation of Compounds[2]
Xenobiotics[2]
Metabolism Xenobiotics[4]
Metapathway Biotrans Ph I_II[2]
Oxidation by CYP 450[2]
NES
3
2
1
0
-1
-2
-3
FDR<0.01
7
20
2.5
7.5
(uM)
THB001
THB732[6]


Oxidative Stress (NRF2)[5]
ABHD4
AKR1C3
ALAS1
BLVRB
GSTA1
GSTA2
HMOX1
PIR
SRXN1
TXNRD1
log2FC
2
1
0
-1
-2
FDR<0.001
7
20
2.5
7.5
(uM)
THB001
THB732[6]

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[1]Gene sets derived from [2]Molecular Signatures Database (MSigDB), [3]Insphero and [4]Toxicogenomics.
[5]Kang, W., et al.. Toxicol Sci, 2020. **177**(1): p. 121-139.
[6]THB732 is a next-generation tool compound with high structural similarity to THB335

NES = normalized enrichment score
FDR = false discovery rate
FC = fold change

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THB335 Drives Dose-Dependent Mast Cell Depletion and Efficacy In Vivo Rat passive cutaneous anaphylaxis (PCA) model supports PK/PD correlation across species and test systems RAT THB335 PCA DAY 27 CONCENTRATION (ng/mL) THB335 5 mg/kg 100000 PO: Days 1-27 25 mg/kg 100 mg/kg 10000 10xIC50 Anti-DNP antibody 1000 5xIC50 Intradermal: Day 27 IC50 100 10 HSA-DNP/Evans Blue 0 10 20 30 Intravenous: Day 28 Time (h) 2 MAST CELL DENSITY (mm ) MEAN EVANS BLUE (ng/mL) 100 15000 80 10000 60 * 40 * 5000 Measure mast Measure cutaneous 20 cell depletion anaphylaxis (Evans blue) * * 0 0 Control 5 mg/kg 25mg/kg 100mg/kg Vehicle 5mg/kg 25mg/kg 100mg/kg Desloratadine Error bars indicate SEM 13 * P < 0.0001 2 Mast cell Density (mm )

Nonclinical Findings of KIT Inhibition Are Well-Characterized Across Programs Subchronic and chronic toxicology studies of THB001 completed at up to >10x clinical exposures • No evidence of pharmacologically relevant activity against other kinases • Demonstrated reversibility of all effects Reproductive toxicology studies completed for THB001 • No functional effect on fertility in either sex at all doses tested Improved solubility of THB335 enables more rigorous nonclinical toxicology assessments • IND-enabling studies included doses at >30x predicted exposure margin to clinical doses Leveraging our experience to prioritize speed to Phase 2 with THB335 • Initiating reproductive and chronic toxicology studies to support rapid advancement toward late-stage clinical development 14

THB335 Phase 1 SAD/MAD in Healthy Participants U.S. IND cleared, and trial initiated with data expected in 1H’25 Study Design • Randomized, placebo-controlled, double-blind, single and 14-day multiple ascending dose design Key Objectives • Assess safety and tolerability • Characterize pharmacokinetics – PK modeling based on nonclinical studies completed to-date supports QD dosing • Measure pharmacodynamic effect characterized by reduction in serum tryptase – Highly correlated with clinical response in urticaria studies Results expected in the first half of 2025 SAD = Single ascending dose; MAD = Multiple ascending dose 15

“Pipeline-in-a-Target” Potential with KIT Inhibition • Robust Phase 2 CSU study to support planned direct advancement to Phase 3 registrational studies • In parallel with CSU, planning to initiate Phase 2 studies in additional mast-cell mediated inflammatory disorders – Meaningful opportunity in severe asthma, where mast Mast cells play a central role in pathophysiology and clear Cell-Mediated need exists for new oral therapies Diseases • Discovery and medicinal chemistry efforts continue to support KIT inhibition franchise expansion – Developing differentiated target product profiles to address multiple disease/tissue targets 16

Third Harmonic Bio Next Steps Advancing THB335 into the clinic with a longer-term view toward franchise expansion • THB335 U.S. IND cleared; Phase 1 SAD/MAD trial underway with results expected in 1H’25 • Planning rapid advancement to robust Phase 2 study in CSU to support accelerated path to registration studies • Planned expansion into additional mast-cell mediated inflammatory disorders at Phase 2, including severe asthma • Next-generation discovery and medicinal chemistry efforts continue to support “pipeline-in-a-target” potential • Cash and cash equivalents of $262.8M as of March 31, 2024 17

Previously Presented Data APPENDIX 18

1 First-Generation THB001 Phase 1b CINDU Study Overview Discontinued dose escalation study designed to interrogate potential for therapeutic index optimization DESIGN AND OBJECTIVES STUDY SCHEMATIC • 3 doses (1:1:1) of THB001 (total N=30) for 12 weeks • Pharmacokinetics and serum tryptase levels THB001 200mg BID • Mean reduction in critical temperature threshold (CTT) Follow-up (n=10) 12 WEEKS TX 4 WEEKS STUDY DISPOSITION SRC • Enrolled 5 subjects in 200mg BID dose cohort before THB001 300mg BID SCREENING study discontinuation Follow-up 4 Weeks (n=10) 12 WEEKS TX 4 WEEKS • 1 subject completed 12 weeks of treatment SRC • 2 subjects discontinued at week 8 due to DILI AEs THB001 400mg BID Follow-up (n=10) • 2 remaining subjects were discontinued from study drug 12 WEEKS TX 4 WEEKS at weeks 3 and 4 and were followed for safety 1 Chronic Inducible Urticaria SRC=safety review committee 19

Serum Tryptase µg/L First-Generation THB001 Phase 1b CINDU Study Efficacy Summary 4 of 5 subjects reached partial (n=2) or complete (n=2) responses at lowest planned dose of 200mg BID SUBJECT 1 >> SUBJECT 2>> SUBJECT 3>> SUBJECT 4 >> SUBJECT 5 >> PARTIAL RESPONSE PARTIAL RESPONSE NO RESPONSE COMPLETE RESPONSE COMPLETE RESPONSE 7 6 23 5 18 4 3 13 2 8 1 3 0 Study Day 0 20 40 60 80 100 0 20 40 60 80 100 0 20 40 60 80 100 0 20 40 60 80 100 0 20 40 60 80 100 Baseline Treatment Post-Treatment • Rapid tryptase reduction: -83% mean change from baseline by week 1 • Strong correlation between serum tryptase reduction and clinical response consistent with other published urticaria clinical data • 4/5 patients achieved clinical response despite early termination of study TempTest complete response ≤ 4°C Note: Negative TempTest results (complete response) are shown at 3° C. Serum Tryptase values below lower limit of quantitation are shown at 0 µg/L. Empty circles indicate results post treatment. Serum lower limit of quantitation = 1 µg/L 20 TempTest °C

First-Generation THB001 Phase 1b CINDU Study Safety Summary THB001 HEMATOLOGY Hemoglobin and neutrophil count by subject over time Hemoglobin (g/dL) 16 • No serious or severe AEs Baseline 15 • Two moderate AEs of transaminitis which resolved 14 13 at weeks 17 and 25 of follow-up 12 • All other AEs were mild 11 11 Neutrophils abs. (/cmm) – Overall profile consistent with on-target effects 8000 of KIT inhibition observed in the Phase 1a 7000 6000 study (e.g., hair color change) 5000 4000 – Hematologic profile similar to Phase 1a and 3000 2000 trend toward stabilization of values observed as 1000 1000 expected -10 0 10 20 30 40 50 60 70 80 90 100 110 120 Study Day Baseline Treatment Post-Treatment Subject: Subject 1 Subject 2 Subject 3 Subject 4 Subject 5 21